                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NEWPORT CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              NEWPORT CORPORATION
                               1791 DEERE AVENUE
                           IRVINE, CALIFORNIA 92714

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 7, 1995

                               ----------------

To the Stockholders of Newport Corporation:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Newport Corporation will be held at the Corporate Headquarters, 1791 Deere Avenue, Irvine, California, on June 7, 1995, at 10:00 a.m., for the purpose of considering and acting upon the following:

  1. To elect two Class III Directors to serve for four years.

  2. To approve and ratify the Employee Stock Purchase Plan (the "Purchase Plan"), which authorizes the Company to issue, or purchase in open market transactions, 250,000 shares of Common Stock of the Company for purchase through payroll deductions by participating employees of the Company.

  3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1995.

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business April 19, 1995, will be entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the post-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                           By order of the Board of Directors
                                                          LOGO
                                                  /S/ ROBERT C. HEWITT
                                                    Robert C. Hewitt
                                                        Secretary

Irvine, California
May 3, 1995

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                              NEWPORT CORPORATION
                               1791 DEERE AVENUE
                           IRVINE, CALIFORNIA 92714

                               ----------------

                                PROXY STATEMENT

                               ----------------

SOLICITATION AND REVOCATION OF PROXIES

  The enclosed Proxy is solicited by the Board of Directors of Newport Corporation (the "Company") for use in connection with the Annual Meeting of Stockholders to be held at the Corporate Headquarters, 1791 Deere Avenue, Irvine, California on Wednesday, June 7, 1995, at 10:00 a.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

  The persons named as proxies were designated by the Board of Directors and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies which are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR election of the director nominees listed below (Proposal 1), FOR approval of the Employee Stock Purchase Plan (Proposal 2) and FOR ratification of the Company's appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1995 (Proposal 3). An automated system administered by the Company's transfer agent will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on a proposal.

  If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

  This Proxy Statement and the accompanying Proxy are being mailed to stockholders on or about May 3, 1995. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, telefax, telegraph or cable. The Company has retained D. F. King & Co. to assist in the solicitation of Proxies for a fee estimated to be $5,000, plus out-of-pocket expenses. In addition, the Company has agreed to indemnify D.F. King & Co. against any losses or liabilities arising out of D.F. King & Co.'s fulfillment of the contract, except for such losses or liabilities arising out of D.F. King & Co.'s own negligence or willful misconduct.

VOTING AT THE MEETING

  As of April 19, 1995, the record date of the meeting, the Company had outstanding 8,460,956 shares of Common Stock. Each share of Common Stock is entitled to one vote.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the 1987 Annual Meeting of Stockholders the Restated Articles of Incorporation (the "Articles") of the Company were amended to provide that the members of the Company's Board of Directors be divided into four classes serving staggered four-year terms. The Articles also provide that the number of directors shall be not less than five (5) and not more than nine (9) in number, the exact number to be fixed from time to time by the Board of Directors. The current authorized number is seven (7). One class of directors is elected each year for a term extending to the fourth succeeding Annual Meeting after such election.

  At the 1995 Annual Meeting, two directors, constituting the Class III directors, will be elected to hold office for a term expiring at the Annual Meeting in 1999.

  It is the intention of the persons named in the enclosed Proxy to vote to elect R. Jack Aplin and Robert L. Guyett as the Class III directors to serve for a term expiring at the Annual Meeting in 1999. The five remaining directors will continue in office, in accordance with their previous elections, until the expirations of the terms of the classes at the 1996, 1997 or 1998 Annual Meetings, as the case may be.

  The holders of a plurality of the votes cast at the meeting shall have the right to elect the directors. The Proxies may not be voted for a greater number of persons than the number of nominees named.

  The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, in their discretion, for such other persons as may be designated as nominees by the Board of Directors of the Company.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

                                   CLASS III
         (Directors nominated for office with terms expiring in 1999)

                                                                             DIRECTOR
          NAME                        PRINCIPAL OCCUPATION               AGE  SINCE
          ----                        --------------------               --- --------
R. Jack Alpin........... Independent Investor                             63   1989
Robert L. Guyett........ Senior Vice President, Chief Financial Officer,  58   1990
                          Engelhard Corporation


  From 1989 to the present, Mr. Aplin has been an independent investor. Mr. Aplin was Chairman of the Board, President and Chief Executive Officer of Spectramed, Inc., an international medical products company, from 1986 to 1989.

  Since September 1991, Mr. Guyett has served as Senior Vice President and Chief Financial Officer and a member of the Board of Directors of Engelhard Corporation, an international specialty chemicals and metals company. From January 1987 to September 1991 he was the Senior Vice President and Chief Financial Officer and a member of the Board of Directors of Fluor Corporation, an international engineering firm.

BIOGRAPHICAL INFORMATION FOR DIRECTORS CONTINUING IN OFFICE

  Biographical information follows for each of the other directors of the Company whose present terms will continue after the 1995 Annual Meeting.

                                    CLASS I
          (Director continuing in office with term expiring in 1997)

                                                                       DIRECTOR
          NAME                      PRINCIPAL OCCUPATION          AGE   SINCE
          ----                      --------------------          ---  --------
John T. Subak...............  Of Counsel, Dechert Price & Rhoads   66   1992

  Mr. Subak has served as Of Counsel for Dechert Price & Rhoads, a national law firm, since January 1994. Previously, Mr. Subak was Director, Group Vice President and General Counsel for Rohm and Haas Company, an international chemical products company, a position he held since 1976.

                                   CLASS II
         (Directors continuing in office with terms expiring in 1998)

                                                                       DIRECTOR
          NAME                      PRINCIPAL OCCUPATION          AGE   SINCE
          ----                      --------------------          ---  --------
Dan L. McGurk..............  Independent Investor and Consultant   68   1987
Louis B. Horwitz...........  President, Datum, Inc.                67   1993

  Mr. McGurk has been an independent investor and consultant since 1977 and in August 1985 became Chairman and Co-founder of Southland Title Corporation, a title insurance company, where he currently serves as Treasurer.

  Mr. Horwitz has served as Chairman and President of Datum, Inc., a precision instruments manufacturer, since 1976.

                                   CLASS IV
         (Directors continuing in office with terms expiring in 1996)

                                                                       DIRECTOR
          NAME                     PRINCIPAL OCCUPATION           AGE   SINCE
          ----                     --------------------           ---  --------
Richard E. Schmidt...... Chairman and Chief Executive Officer
                          of the Company                           63   1991
C. Kumar N. Patel....... Vice Chancellor--Research, University of
                          California at Los Angeles                56    1986

  Mr. Schmidt joined the Company as Chairman and Chief Executive Officer in September 1991. From August 1993 until February 1995, he held the additional position as President. In September 1984, he left Warner-Lambert Company, an international medical and consumer products company, to become President and Chief Executive Officer of Milton Roy Company, an international manufacturer of measuring instruments and systems. In 1986, with the retirement of the founder, he also became Chairman. He held that position until December 1990 when Milton Roy was acquired by Sundstrand Corporation, an aerospace and power transmission corporation. Prior to joining the Company he served as a consultant to Sundstrand Corporation.

  Dr. Patel was elected to the Board in January 1986. Dr. Patel has been in his current position since 1993. Previously he was Executive Director-- Research, Materials Science, Engineering and Academic Affairs Division at AT&T Bell Laboratories, a telecommunications corporation, since 1987 and for six years previously was Executive Director, Physics and Academic Affairs Division. He joined Bell Laboratories in 1961.

  The following directors and director nominees presently serve as directors of the following public corporations:

      Louis B. Horwitz              Datum, Inc.
      Dan L. McGurk                 Bomar Instrument Corporation, an aerospace
                                     company; and Datum, Inc.
      Robert L. Guyett              Engelhard Corporation; and Canonie
                                     Environmental Services Corporation, an
                                     environmental services company

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  The Board of Directors held four meetings during 1994. Each of the directors, except Mr. Aplin, attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which they served during each such period they were directors.

  During 1994 the Audit Committee met four times. The committee, comprised of Messrs. Guyett (Chairman), McGurk, Patel and Subak, has the responsibility to review and approve the scope and results of the annual audit; to recommend to the Board the appointment of the independent auditors; to review with the independent auditors the Company's financial staff and the adequacy and effectiveness of the Company's systems and internal financial controls; to review the internal audit plan and findings for completed internal audits; to discuss with management and the independent auditors the content of financial statements presented to stockholders; to review significant changes in accounting policies; and to provide sufficient opportunity for the internal auditor and independent auditors to meet with the committee without management present.

  The Compensation Committee, comprised of Messrs. Aplin, Horwitz and McGurk (Chairman) and which held two meetings during 1994, has the responsibility for administering the Company's various stock option plans, reviewing and evaluating the Company's compensation programs and plans, and making recommendations concerning compensation for key personnel and amendments to the stock option and certain compensation plans.

  The Nominating Committee, comprised of Messrs. Guyett, Patel and Schmidt (Chairman) met once to consider nominations for directors. Stockholders may recommend nominees for election as directors by writing to the Chief Executive Officer of the Company.

                              EXECUTIVE OFFICERS

  As of April 19, 1995, the Company has five Executive Officers elected on an annual basis to serve at the pleasure of the Board of Directors:

      Richard E. Schmidt  Chairman and Chief Executive Officer
      Edmund K. Langley   President and Chief Operating Officer
      Robert C. Hewitt    Vice President, Secretary, Treasurer and
                           Chief Financial Officer
      Linda L. Kirkbride  Vice President
      Alain Danielo       President and General Manager,
                           Micro-Controle S.A.

  A biographical summary regarding Mr. Schmidt has been presented earlier. Biographical information on other Executive Officers follows:

                      NAMES AND PRINCIPAL OCCUPATION                       AGE
                      ------------------------------                       ---
EDMUND K. LANGLEY......................................................... 51
 President and Chief Operating Officer. Mr. Langley joined the Company on
 April 1, 1994 as Executive Vice President and Chief Operating Officer. In
 February 1995, he was elected President. From December 1991 to March
 1994, Mr. Langley served as Vice President and General Manager of the OEM
 Products Division of Schuller International, Inc., a subsidiary of Man-
 ville Corporation, manufacturing glass and polymeric fibers. From 1987 to
 1991, he was Chief Executive of Norton Opax, Inc., a printing and graph-
 ics arts company.
ROBERT C. HEWITT.......................................................... 49
 Vice President, Secretary, Treasurer and Chief Financial Officer. Mr.
 Hewitt joined the Company in January 1987 as Vice President with respon-
 sibility for finance. In February 1987, he was elected to the additional positions of Secretary and Treasurer and in January 1989 he was elected
 Senior Vice President. In February 1995, he was elected to the position of Vice President and Chief Financial Officer. Prior to joining the Com-
 pany, Mr. Hewitt held various financial management positions with General
 Electric Company, an international industrial and consumer products com-
 pany.
LINDA L. KIRKBRIDE........................................................ 47
 Vice President. Ms. Kirkbride joined the Company in June 1991 as Vice
 President with responsibility for human and administrative resources.
 Prior to joining the Company, Ms. Kirkbride was Vice President of Human
 Resources at Long Beach Bank, a savings and loan and mortgage bank, from
 1988 to 1991. From 1978 through 1988, she was Director of Human Resource
 Planning at Avery Dennison Corporation, a manufacturer of pressure sensi-
 tive products and base materials.
ALAIN DANIELO............................................................. 48
 President and General Manager, Micro-Controle S.A.. Mr. Danielo joined the Company in January 1995 as President and General Manager of the
 Company's French subsidiary Micro-Controle S.A.. Prior to joining the
 Company, Mr. Danielo was Managing Director of the Electronics Division of
 Valeo S.A., an automobile parts company, from 1989 to 1995. From 1985 to
 1989, he was General Manager of Molex France S.A.R.L., a manufacturer of electronic components.

                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information as of April 19, 1995, with respect to all those known by the Company to be the beneficial owners of more than 5% of its outstanding common stock, each director, each executive officer named on the Summary Compensation Table and other current executive officers who own shares of common stock, and all directors and current executive officers of the Company as a group:

                                                                         PERCENT
                                                  AMOUNT AND NATURE OF     OF
     NAME AND ADDRESS OF BENEFICIAL OWNERS       BENEFICIAL OWNERSHIP(1)  CLASS
     -------------------------------------       ----------------------  -------
Prudential Insurance Company of America
 Gateway Center Three, 100 Mulberry Street,
 Newark, NJ 07102..............................         696,100(2)        8.23
Brinson Partners, Inc.
 70 West Madison, Chicago, IL 60602............         657,585(2)        7.77
Charles M. Royce and related entities
 1414 Avenue of the Americas, New York, NY
 10019.........................................         546,400(2)(3)     6.46
College Retirement Equities Fund
 730 Third Avenue, New York, NY 10017..........         473,200(2)        5.59
R. Jack Aplin..................................          23,000(4)          *
Alain Danielo..................................             -0-            -0-
Robert L. Guyett...............................          24,000(5)          *
Robert C. Hewitt...............................          93,391(6)        1.10
Louis B. Horwitz...............................          11,000(7)          *
Linda L. Kirkbride.............................          27,855(8)          *
Edmund K. Langley..............................          29,914(9)          *
Dan L. McGurk..................................          28,000(10)         *
C. Kumar N. Patel..............................          23,000(4)          *
Richard E. Schmidt.............................         150,669(11)       1.76
John T. Subak..................................          19,000(12)         *
All 11 directors and current executive officers
 of the Company as a group.....................         429,829(13)       4.89

- --------
*  Less than one percent.
(1) In all cases, the beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by them, subject to community property laws, where applicable, the information contained in the footnotes to this table or otherwise as noted herein.
(2) The information is based upon a filing made with the Securities and Exchange Commission on Schedule 13D or 13G.
(3) Quest Advisory Corp. ("Quest"), Quest Management Company ("QMC") and Charles M. Royce filed a joint Schedule 13G reporting the beneficial ownership of 546,400 shares. Mr. Royce may be deemed to be a controlling person of Quest and QMC, and as such may be deemed to beneficially own the shares of Common Stock of Newport Corporation beneficially owned by Quest and QMC. Mr. Royce does not own any shares outside of Quest and QMC, and disclaims beneficial ownership of the shares held by Quest and QMC.
(4) Consists of 23,000 shares for options exercisable within 60 days.
(5) Includes 23,000 shares for options exercisable within 60 days.
(6) Includes 64,750 shares for options exercisable within 60 days.
(7) Includes 8,000 shares for options exercisable within 60 days.
(8) Includes 18,250 shares for options exercisable within 60 days.
(9) Includes 12,500 shares for options exercisable within 60 days.
(10) Includes 23,000 shares for options exercisable within 60 days.
(11) Includes 110,000 shares for options exercisable within 60 days.
(12) Includes 16,000 shares for options exercisable within 60 days.
(13) Includes 321,500 shares for options exercisable within 60 days.

                       EXECUTIVE COMPENSATION AND OTHER
                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

REMUNERATION OF OFFICERS AND OTHERS

  The following table and narrative text discuss compensation paid in the years ended December 31, 1994 and 1993, the five-month transition period ended December 31, 1992, and the fiscal year ended July 31, 1992 to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers whose salary and bonus exceeded $100,000 for the year ended December 31, 1994.

                          SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM COMPENSATION
                                                              -----------------------------
                                     ANNUAL COMPENSATION             AWARDS         PAYOUTS
                                 ---------------------------- --------------------- -------
                                                    OTHER     RESTRICTED SECURITIES
                                                    ANNUAL      STOCK    UNDERLYING  LTIP    ALL OTHER
       NAME AND                  SALARY   BONUS  COMPENSATION   AWARDS    OPTIONS   PAYOUTS COMPENSATION
  PRINCIPAL POSITION  YEARLY (1)   ($)     ($)      ($)(2)      ($)(3)      (#)       ($)      ($)(4)
  ------------------  ---------- ------- ------- ------------ ---------- ---------- ------- ------------
Richard E. Schmidt       1994    251,186 279,675    18,020      84,375     15,000       0       9,000
Chairman of the          1993    232,868 125,000    18,019           0          0       0      21,006
Board, and Chief         1992T    95,765 101,298     6,706      46,000          0       0      21,525
Executive Officer        1992    203,360       0     7,700           0    150,000       0       1,558
Edmund K. Langley        1994    156,923  93,750     6,300           0     50,000       0       8,538
President and Chief      1993          0       0         0           0          0       0           0
Operating Officer        1992T         0       0         0           0          0       0           0
                         1992          0       0         0           0          0       0           0
Robert C. Hewitt         1994    143,442  78,043    18,503      28,125      5,000       0       9,000
Vice President,          1993    136,620  36,000    17,578           0          0       0      10,712
Secretary, Treasurer     1992T    56,184  29,712     6,257      28,750          0       0       3,151
and Chief Financial      1992    134,385       0     4,760           0     12,500       0       5,090
Officer
Linda L. Kirkbride       1994    126,368  47,447    13,118      16,875      3,000       0       8,720
Vice President           1993    118,194  15,000     3,029           0          0       0       6,654
                         1992T    46,684  12,589     1,262      17,250          0       0       2,070
                         1992    107,635       0     3,029           0      4,000       0       3,865

- -------
(1) The fiscal years represent the twelve months ended December 31, 1994 and 1993, the five-month transition period ended December 31, 1992 and the twelve months ended July 31, 1992.

(2) Other annual compensation for 1994 consists of the following:

                       Richard E. Schmidt Edmund K. Langley Robert C. Hewitt Linda L. Kirkbride
                       ------------------ ----------------- ---------------- ------------------
  Disability Insurance
   Premiums                 $ 9,620            $    0           $13,034           $ 5,918
  Automobile Allowance        8,400             6,300             5,469             7,200
                            -------            ------           -------           -------
  Total                     $18,020            $6,300           $18,503           $13,118
                            =======            ======           =======           =======

(3) Restricted stock was granted on December 1, 1992, and February 9, 1994 and vests at 25% per year beginning December 1, 1994 and February 9, 1996, respectively. Amounts represent fair market value on grant dates. Dividends totaling $0.04 per share were paid on the restricted stock during the year 1994, the same rate as on the common stock. The number of shares and value of restricted stock holdings at December 31, 1994, are as shown below:

                     Richard E. Schmidt Edmund K. Langley Robert C. Hewitt Linda L. Kirkbride
                     ------------------ ----------------- ---------------- ------------------
  Number of shares
   granted                  21,000               0              8,750             5,250
  Shares value at
   December 31, 1994      $160,125              $0            $66,719           $40,031

(4) All other compensation for 1994 consists of the following:

                        Richard E. Schmidt Edmund K. Langley Robert C. Hewitt Linda L. Kirkbride
                        ------------------ ----------------- ---------------- ------------------
  401(k) Matching
   Contribution               $4,500            $4,038            $4,500            $4,220
  401(k) Profit Sharing        4,500             4,500             4,500             4,500
                              ------            ------            ------            ------
  Total                       $9,000            $8,538            $9,000            $8,720
                              ======            ======            ======            ======

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information concerning grants of options to Executive Officers named in the Summary Compensation Table during the year ended December 31, 1994. The amounts shown as potential realizable values on these options are based on arbitrarily assumed annualized rates of appreciation in the price of Newport Common Stock of five percent and ten percent over the term of the options, as set forth in Securities and Exchange Commission ("SEC") rules. The Executive Officers will realize no gain on these options without an increase in the price of Newport Common Stock which will benefit all Stockholders proportionately. No stock appreciation rights were granted during 1994.

STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                     POTENTIAL
                                                                 REALIZABLE VALUE
                                     % OF                        AT ASSUMED ANNUAL
                                     TOTAL                        RATES OF STOCK
                                    OPTIONS                            PRICE
                        NUMBER OF   GRANTED                      APPRECIATION FOR
                       SECURITIES     TO     EXERCISE             TEN-YEAR OPTION
                       UNDERLYING  EMPLOYEES  PRICE                  TERM (2)
                         OPTIONS   IN FISCAL   PER    EXPIRATION -----------------
NAME                   GRANTED (1)   YEAR     SHARE      DATE       5%      10%
- ----                   ----------- --------- -------- ---------- -------- --------
Richard E. Schmidt...    15,000       8.0%    $5.625   02/09/04  $ 53,063 $134,472
Edmund K. Langley....    50,000      26.7      5.25    04/01/04   165,085  418,357
Robert C. Hewitt.....     5,000       2.7      5.625   02/09/04    17,688   44,825
Linda L. Kirkbride...     3,000       1.6      5.625   02/09/04    10,613   26,894

- -------------------------------------------------------------------------------

Increase in market value of Newport common  5% (to $9.16/share) 10% (to $14.59/share)
 stock for all stockholders at assumed
 rates of stock price appreciation (as used    $24.8 million        $62.9 million
 in the table above) from $5.625 per share,
 over the ten-year period, based on
 7,011,000 shares outstanding at December
 31, 1994(2).

- --------
(1) Options granted in 1994 are exercisable starting 12 months after the grant date, with 25% of the shares covered thereby becoming exercisable at that time and with an additional 25% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. All options become exercisable on a change-in-control as defined in their Employment Agreements (described below). The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(2) The dollar amounts in these columns are the result of calculations at the five percent and ten percent rates set by the SEC and are not intended to forecast future appreciation of Newport Common Stock.

               AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUE

  The following table sets forth certain information concerning the exercise of options by each of the Company's Executive Officers named in the Summary Compensation Table during the year ended December 31, 1994, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1994. Also reported are the values for "in-the-money" options that represent the positive spread between the exercise price of any of such existing stock options and the closing price of the Company's common stock as of December 31, 1994.

                           SHARES                                         VALUE OF UNEXERCISED
                         ACQUIRED ON  VALUE     NUMBER OF UNEXERCISED    IN-THE-MONEY OPTIONS AT
                          EXERCISE   REALIZED   OPTIONS AT FY-END (#)         FY-END ($)(1)
NAME                         (#)       ($)    EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- ----                     ----------- -------- ------------------------- -------------------------
Richard E. Schmidt......       0         0        106,250 / 58,750          34,375 /  66,250
Edmund K. Langley.......       0         0              0 / 50,000               0 / 125,000
Robert C. Hewitt........       0         0         57,375 / 16,125          25,312 /  20,937
Linda L. Kirkbride......       0         0         15,000 / 10,500          10,312 /  16,687

- --------
(1) Market value of underlying securities at exercise date or year end, as the case may be, minus the exercise or base price on "in-the-money" options. The closing sale price for the Company's Common Stock as of December 31, 1994, on the NASDAQ National Market System was $7.75.

                       PERFORMANCE GRAPH FOR FIVE YEARS
                            ENDED DECEMBER 31, 1993

           Comparison of Five Year Cumulative Total Return Among the
               Newport Corporation, NASDAQ National Market Index
            and the Scientific Instruments Group Index published by
                    Media General Financial Services, Inc.


                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           NEWPORT        INDUSTRY     BROAD
(Fiscal Year Covered)        CORPORATION    INDEX        MARKET
- ---------------------        ----------     --------     ------
Measurement Pt-1989          $100           $100         $100
FYE   1990                   $ 79.43        $105.54      $ 81.12
FYE   1991                   $ 86.30        $140.02      $104.14
FYE   1922                   $ 59.36        $131.79      $105.16
FYE   1993                   $ 58.40        $145.68      $126.14
FYE   1994                   $ 86.75        $141.37      $132.44


  The graph compares the cumulative total shareholder return on a $100 investment in the Company's common stock for the five years ended December 31, 1994, with the cumulative total return on $100 invested in each of (i) the NASDAQ National Market Index and (ii) the Scientific Instruments Group Index published by Media General Financial Services, Inc. (A listing of the companies comprising this index is available from the Company.). The graph assumes all investments were made at market value on December 31, 1989 and the reinvestment of all dividends.

COMPENSATION OF DIRECTORS

  Each of the outside directors is paid an annual fee of $12,000 and is reimbursed for expenses in connection with Board meetings. In addition, each outside director is paid $1,000 for each Board meeting attended and $400 for each committee meeting attended, or $600 for the Committee Chairman.

  Also, each outside director receives annually, on January 1, options for 4,000 shares of common stock which vest on the anniversary of the grant. Each new outside director receives options on 16,000 shares.

EMPLOYMENT AGREEMENTS

  The Company has entered into employment agreements with Messrs. Schmidt, Langley, Hewitt and Danielo and Ms. Kirkbride providing for certain payments and benefits in the event their employment with the Company is terminated within two years of a change of control of the Company, unless such termination is as a result of death, disability or retirement of such officer or is a termination for cause. Each of these officers may be entitled to a severance payment equal to twelve months of such officer's highest salary within the one-year period preceding termination plus a bonus payment equal to such officer's incentive compensation bonus paid under the Company's Incentive Plan, or other bonus plans, assuming 100% satisfaction of all performance goals. In addition, the officer is entitled to the continuation of benefits under the Company's medical, dental and vision plans, and long-term disability insurance for two years, the removal of all restrictions on restricted stock held by the officer, the payment of an amount equal to the difference between the exercise price and fair market price of stock options held by the officer and certain other benefits, including payment of an amount sufficient to offset any "excess parachute payment" excise tax payable by the officer pursuant to the provisions of the Internal Revenue Code or any comparable provision of state or foreign law.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

  The Company has entered into agreements (the "Indemnification Agreements") with each officer and director of the Company providing for contractual protection of certain rights of indemnification from the Company.

  The Indemnification Agreements provide for indemnification of officers and directors to the fullest extent permitted by its Articles of Incorporation, By-Laws and applicable law. They cover all fees, expenses, liabilities and losses (including attorney's fees, judgments, fines, and amounts paid in any settlement approved by the Company) actually and reasonably incurred in connection with any investigation, claim, action, suit or proceeding to which the officer or director is a party by reason of any action or inaction in the officer's or director's capacity as an officer or director of the Company or by reason of the fact that the officer or director is or was serving as a director, officer, employee, agent or fiduciary of the Company, or of any subsidiary or division, or is or was serving at the request of the Company as the Company's representative with respect to another entity. Indemnification would not be available, however, for expenses and the payment of profits arising from the purchase and sale by the officer or director of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

                         COMPLIANCE WITH SECTION 16(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the years ended December 31, 1993 and 1994, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were complied with.

                     REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMMITTEE

  The Compensation Committee of the Board of Directors is comprised entirely of non-employee, independent Directors. The Committee is responsible for reviewing, recommending and approving changes to the Company's compensation policies and programs, as applicable to the Company's officers and senior personnel.

COMPENSATION POLICY AND OBJECTIVES

  Our primary goal as members of the Compensation Committee is to assure that the compensation provided to executives is linked to the Company's business strategies and objectives, thereby aligning the financial interest of senior management with that of the stockholders. Beyond that, our priorities are to assure that the executive compensation programs enable the Company to attract, retain and motivate the high caliber executives required for the success of the business. These objectives are achieved through a variety of compensation programs, summarized below, which support the current and long-term performance of the business. The Company has not paid, and does not expect to pay any qualifying compensation under Section 162(m) of the Internal Revenue Code, but is considering a policy with regard to such compensation in response to enacted regulations.

BASE SALARY

  Base salaries for executive officers are determined by evaluating the responsibilities of the position and comparing it with other similar executive positions in other companies in the Company's industry which are similar in size and profitability to the Company. These companies may be, but are not necessarily, included in the Scientific Instruments Group Index. From time to time the Company's compensation consultant surveys senior executive salaries from a representative sampling of such similar companies and compares this data with published surveys of national scope encompassing electronics and other high technology organizations. The Company's pay grade levels are set at approximately the competitive mid- to 75th percentile range. Individual salaries may then vary somewhat below or above this range, based upon the individual's performance and contributions to Company success, time on the job and internal equity. Annual salary adjustments are determined by individual performance within an annual budget approved by the Committee. The CEO's salary increase is separately determined and approved by the Committee based upon the factors given. During December 1994, the Committee approved increases averaging 5.2% and ranging from 0% to 10% effective December 1, 1994.

ANNUAL INCENTIVES

  Officers have an opportunity to earn annual incentives ("Incentive Plan") based on performance targets. The Compensation Committee may also award bonuses in cases where such performance targets are not met if it determines that the circumstances warrant such action. Since 1987, the Company has generally used corporate operating income as its primary measure of corporate performance. Individual officers may have other measures of performance for the annual incentive such as sales, inventory turns and earnings per share, the identity and relative importance of which generally vary depending upon the position of the officer in question, so that the officer's incentives are based as closely as possible upon those areas of corporate performance which are most directly affected by the officer. Additionally, each officer has a discretionary portion of the annual incentive linked to achievement of non-financial goals, which differ depending upon the responsibilities of the officer in question. The target incentives for each officer range from 25% to 100% of such officer's annual salary. For overachievement of goals, officers can earn up to 150% of the target incentive. For 1994, the Compensation Committee awarded incentive payments based upon performance to specific goals established at the beginning of the year. Specifically, although some of the Company's other performance goals were not met completely, based upon the fact that the Company reached 104.5% of planned earnings per share, the Compensation Committee awarded incentive payments ranging from 94% to 103% of the target incentive amount to executive officers.

LONG-TERM INCENTIVES

  To further align the interests of stockholders and managers, the Company grants stock options and restricted stock generally on an annual basis. Stock options are granted to approximately thirty employees. The number of shares awarded is established based upon a recommendation by the employee's supervisor and approved by the Compensation Committee. The exercise price for stock options is the fair market value of the stock on the date of the grant. Options generally vest at a rate of 25% per year starting on the anniversary date of the option grant. Options totaling 32,000 shares were granted on February 9, 1994, to six officers and executive officers. In addition, on April 1, 1994, options on 50,000 shares were granted to Mr. Langley as part of his employment offer. Restricted stock grants generally vest at a rate of 25% per year starting on the second anniversary of the restricted stock grant. Restricted stock grants totaled 32,000 shares and were granted on February 9, 1994, to six officers and executive officers.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The Chief Executive Officer participates in the compensation program discussed above. His base salary is set, in the same way as other executive officers, as determined by comparable positions in companies of similar size and profitability to the Company in the marketplace. His base salary was raised 10% effective December 1, 1994.

  Each year the Compensation Committee approves a performance based bonus plan for the Chief Executive linked to operating income and various non-financial objectives including improving the management team and product quality. Based on his performance against his objectives for 1994 on asset management, strengthening the management team, enhancing the profitability of the French operations, improving Newport quality and reaching 104.5% of planned earnings he was awarded a bonus of $279,675.

Respectfully submitted,

Dan L. McGurk, Chairman
R. Jack Aplin
Louis B. Horwitz

  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference previous or future filings, including the Proxy Statement, in whole or in part, the preceding report and the Performance Graph on page 9 shall not be incorporated by reference into any such filings.

                                 PROPOSAL TWO

            APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

  At the Meeting, the Company's stockholders will be asked to approve and ratify the adoption of the Company's Employee Stock Purchase Plan (the "Purchase Plan"). Subject to approval by the Company's stockholders at the Meeting, the Purchase Plan was adopted by the Board of Directors on November 15, 1994 to be effective on January 1, 1995 (the "Effective Date"). The primary purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock through payroll deductions and to increase their proprietary interest in the Company.

  Approval and ratification of the Purchase Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE PURCHASE PLAN.

  The following description of the Purchase Plan is qualified by reference to the complete text of the Purchase Plan. A copy of the Purchase Plan is attached hereto as Exhibit A.

                               THE PURCHASE PLAN

GENERAL NATURE AND PURPOSE

  The Purchase Plan authorizes the Company to issue and reserve for the Purchase Plan, or purchase in open market transactions up to an aggregate of 250,000 shares of Common Stock for the benefit of participating employees ("Participants") during the term of the Purchase Plan.

  The Purchase Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. The Purchase Plan is designed to be an employee stock purchase plan under Section 423 of the Internal Revenue Code, providing the Participants the benefits afforded under Section 421 of the Internal Revenue Code. See "Summary of Federal Income Tax Consequences" below.

  The primary purpose of the Purchase Plan is to provide employees of the Company and selected subsidiaries with an opportunity to purchase Common Stock through payroll deductions and to increase their proprietary interest in the Company. Shares of Common Stock covered by the Purchase Plan will either be issued by the Company pursuant to the Purchase Plan or purchased in open market transactions.

  The Purchase Plan has been designed in a manner so that the Purchase Plan is exempt from the provisions of the Employment Retirement Income Security Act of 1974 ("ERISA").

ADMINISTRATION

  The Purchase Plan will be administered by the Board of Directors. All questions of interpretation of the Purchase Plan are to be determined by the Board of Directors and its decisions are to be final and binding on all Participants. The Board of Directors has the authority to designate agents to carry out responsibilities relating to the Purchase Plan.

ELIGIBILITY

  Each employee of the Company who had completed a year of employment with the Company on the Effective Date became eligible to become a Participant in the Purchase Plan on the Effective Date. All other employees of the Company become eligible to become a Participant in the Purchase Plan on the next Grant Date (as defined below) coincident with or next following the employee's completion of one year of employment with the Company. "Grant Date" means the first day of each calendar quarter (January 1, April 1, July 1 and October 1).

  Under the Purchase Plan, no employee will be granted a right to purchase any Common Stock under the Purchase Plan if immediately after the purchase of any Common Stock under the Purchase Plan the employee would own stock or hold outstanding options to purchase stock representing in the aggregate 5% or more of the total combined voting power of all classes of stock of the Company, or if the grant would permit the employee to purchase stock which, when aggregated with purchases under all other employee stock purchase plans of the Company, would exceed $25,000 worth of Common Stock of the Company (determined using the fair market value of such stock at the time such right is granted) for any calendar year in which the right is outstanding at any time.

  The approximate number of persons who are eligible to be Participants is 593 as of December 31, 1994.

PARTICIPATION

  On each Grant Date, the Company grants to each eligible employee who has elected in writing to participate in the Purchase Plan a right to purchase, at the Purchase Price described below, that number of shares and partial shares of Common Stock that can be purchased by the Company at the Purchase Price with the amounts held in such employee's payroll deduction account. The Common Stock will be purchased on the next Purchase Date. "Purchase Date" means the last day of each Offering Period (March 31, June 30, September 30 or December
31). The initial Offering Period under the Purchase Plan commenced on January 1, 1995 and terminated on March 31, 1995. Thereafter, the Purchase Plan provides for consecutive 3-month offering periods commencing on each Grant Date and ending on the next following Purchase Date.

  An employee who has satisfied the eligibility requirements of the Purchase Plan may become a Participant upon his or her completion and delivery to the Company of a Subscription Agreement authorizing payroll deductions. Subject to the other limitations contained in the Purchase Plan, a Participant may elect to defer only whole dollar amounts of his or her compensation up to an aggregate maximum of 15% of his or her total compensation in any calendar year. A Participant may terminate participation in the Purchase Plan at any time but will forfeit the ability to participate in at least one future Offering Period (see "Payment of Purchase Price; Payroll Deductions" below).

BENEFITS OR AMOUNTS RECEIVABLE UNDER THE PURCHASE PLAN

  The Company believes that the benefits or amounts that will be received by any Participant or group of Participants under the Purchase Plan cannot be determined. The Company also believes that the benefits or amounts that would have been received by any person or group of persons under the Purchase Plan in 1994 if the Purchase Plan had been in effect during that period cannot be determined.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

  The Purchase Plan will terminate on December 31, 2004. The Board of Directors at any time may amend or terminate the Purchase Plan, except that termination of the Purchase Plan will not affect a Participant's right to purchase Common Stock at a Purchase Price for any current Offering Period, nor may any amendment to the Purchase Plan make any change in a right to purchase Common Stock that adversely affects the rights of any Participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements of the Purchase Plan or materially increase the benefits that may accrue to Participants under the Purchase Plan.

PURCHASE PRICE

  The purchase price per share (the "Purchase Price") for which shares of Common Stock will be sold in an Offering Period under the Purchase Plan is the lesser of 85% of the fair market value of a share of Common Stock on the Grant Date or 85% of the fair market value of a share of Common Stock on the Purchase Date.

  The fair market value of the Common Stock under the Purchase Plan will be the per share price of the last sale of the Common Stock as reported on the NASDAQ National Market System or, if the Common Stock is listed or admitted to trading on any stock exchange, the last reported sale price on such date on the principal stock exchange on which the Common Stock is listed or admitted to trading. If no trading occurred on such date, the fair market value shall be the mean between the representative closing bid and asked prices for the Common Stock on such exchange or in the over-the-counter market, as the case may be, on that date, or, if such securities' markets were closed on that date, on the next preceding date on which such securities' markets were open for trading.

  The fair market value of the Common Stock on the Record Date was $8.375 per share.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The Purchase Price of shares is paid by means of payroll deductions accumulated on behalf of a Participant during an Offering Period. For the purposes of the Purchase Plan, a Participant's compensation is the amount indicated on the Form W-2 issued to the Participant by the Company. A Participant may either (i) terminate participation in the Purchase Plan, (ii) discontinue deductions and have accumulated deductions applied to the purchase of shares at the end of the Offering Period or (iii) decrease the rate of payroll deductions during any Offering Period. If a Participant terminates participation in the Purchase Plan, however, such Participant will be precluded from participating in the Purchase Plan from the date of termination through the remainder of the Offering Period within which the termination occurred and the next succeeding Offering Period.

  The Company intends to administer the Purchase Plan in order to ensure that any affiliate Participant's discontinuation of participation in the Purchase Plan, increase or decrease of payroll deductions or commencement or termination of participation in the Purchase Plan will be effected in compliance with the exemptions from liability under Section 16(b) of the Exchange Act as set forth in Rule 16b-3 promulgated thereunder.

  Payroll deductions for a Participant commence on the Grant Date coincident with or next following the date on which a Participant's payroll deduction authorization is properly filed and continue thereafter unless such rate is changed or the Participant's participation is terminated.

  The Company will establish and maintain a separate account for each Participant. All payroll deductions that are credited to a Participant's account under the Purchase Plan do not accrue any interest or earnings and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE OF STOCK

  A Participant may elect to have shares purchased under the Purchase Plan and issued directly to him or her. Unless the Participant's participation is terminated or the Participant directs the Company otherwise, shares will be purchased automatically on his or her behalf with all amounts held in his or her account on each Purchase Date at the Purchase Price in open market transactions. If the Participant elects to have the shares issued directly to him or her, the shares purchased for the Participant will be delivered to him or her as promptly as practicable after each Purchase Date. If such election is not made by the Participant, the shares will be issued to an administrator engaged by the Company to administer the Plan, which administrator will maintain accounts reflecting each Participant's interest in the shares held by the administrator. Any cash remaining in the Participant's account will remain in the account and be applied to the purchase of shares at the next Purchase Date.

WITHDRAWAL

  A Participant may terminate his or her participation in the Purchase Plan by signing and delivering to the Company a notice of withdrawal. Such withdrawal may be elected at any time before the end of the applicable Offering Period. As soon as practicable after such withdrawal, the payroll deductions credited to the Participant's account will be returned to the Participant, without interest. A Participant who has withdrawn from the Purchase Plan will be excluded from participation for the remainder of the Offering Period in which the withdrawal occurred and the next succeeding Offering Period but may be reinstated as a Participant thereafter by executing and delivering a new Subscription Agreement.

TERMINATION OF EMPLOYMENT

  Termination of a Participant's employment for any reason, including retirement, death or discharge, immediately cancels his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the Participant's account will be returned to such Participant or, in the case of death, to the Participant's beneficiary, without interest.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION; MERGER, CONSOLIDATION OR
REORGANIZATION

  In the event of any change in the capitalization of the Company, such as a stock split or stock dividend, or in the event of any merger, sale or other reorganization, appropriate adjustments will be made by the Company in the shares subject to purchase under the Purchase Plan and in the Purchase Price per share.

  In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Purchase Plan will terminate, unless provision is made in writing in connection with such transaction for the continuance of the Purchase Plan, with appropriate adjustments made as to the number and kind of shares and prices. If upon any of such events provision is not made for the continuance of the Purchase Plan, the Board of Directors is obligated to cause written notice of the proposed transaction to be given to the Participants not less than ten days before the anticipated effective date of the proposed transaction, and all Participant accounts will purchase Common Stock as if the day before the effective date of the proposed transaction were a Purchase Date.

NONASSIGNABILITY

  Benefits and/or accumulated payroll deductions under the Purchase Plan may not be pledged, assigned or transferred for any reason (other than upon the death of a Participant), and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

RESALES OF COMMON STOCK

  Subject to certain limitations set forth below that pertain to affiliates of the Company, as defined in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act, shares of Common Stock purchased under the Purchase Plan generally may be resold from time to time in the over-the-counter market or otherwise. Persons who are affiliates of the Company may resell shares purchased under the Purchase Plan only (i) in accordance with the provisions of Rule 144 promulgated under the Securities Act (exclusive of the two-year holding period) or some other available exemption from registration under the Securities Act or (ii) pursuant to an effective registration statement. An affiliate usually includes officers, directors and principal stockholders of the Company.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief description of the federal income tax consequences of participation in the Purchase Plan. State and local income taxes, which may vary from locality to locality, are not discussed.

  The Purchase Plan and the right of Participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under such provisions, no income will be taxable to a Participant at the time of grant or purchase of shares. However, a Participant may become liable for tax upon disposition of shares acquired under the Purchase Plan, and the tax consequences will depend on how long a Participant has held the shares before disposition.

  If the shares are disposed of at least two years after the Grant Date and at least one year after the Purchase Date, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price of the shares or (ii) the excess of the fair market value of the shares on the Grant Date over the Purchase Price will be treated as ordinary income to the Participant. Any further gain upon such disposition will be taxed as long-term capital gain. Any long-term capital gain will be taxed as capital gain at the rates then in effect. If the shares are sold and the sale price is less than the Purchase Price, there is no ordinary income and the Participant will have a long-term capital loss equal to the difference between the sale price and the Purchase Price. The ability of a Participant to utilize such a capital loss will depend on the Participant's other tax attributes and the statutory limitation on capital loss deductions not discussed herein.

  If the shares are sold or disposed of (including any disposition by way of gift) before the expiration of the two-year holding period described above or within one year after the shares are transferred to the Participant, then the excess of the fair market value of the shares on the Purchase Date over the Purchase Price will be treated as ordinary income to the Participant. This excess will constitute ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. The balance of the gain will be taxed as capital gain at the rates then in effect. If the shares are sold for less than their fair market value on the Purchase Date, the same amount of ordinary income will be attributed to the Participant and a capital loss recognized equal to the difference between the sale price and the value of the shares on such Purchase Date. As indicated above, the ability of the Participant to utilize such a capital loss will depend on the Participant's other tax attributes and the statutory limitation on capital losses not discussed herein.

  The ordinary income reported under the rules described above, added to the actual Purchase Price of the shares, determines the tax basis of the shares for the purpose of determining gain or loss on the sale or exchange of the shares.

  The Company is entitled to a deduction for amounts taxed as ordinary income to a Participant only to the extent that ordinary income must be reported upon disposition of shares by the Participant before the expiration of the holding periods described above.

                                PROPOSAL THREE

                             INDEPENDENT AUDITORS

  Ernst & Young LLP was selected to audit the financial statements of the Company as of December 31, 1994, and for the year then ended, and has been selected by the Board of Directors to audit the financial statements of the Company for 1995. Nevada General Corporation Law does not require the approval of the selection of the independent auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that stockholders pass upon the selection of auditors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR "FOR" THIS PROPOSAL.

  Proxies received in response to this solicitation will be voted in favor of the approval of such firm unless otherwise specified in the Proxy. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he so desires and will be available to respond to appropriate questions. If this proposal is not approved the Audit Committee shall reconsider the proposal and submit its recommendation to the Board of Directors.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be submitted at the next annual meeting of stockholders must be submitted in writing to the Company on or before December 15, 1995 in order for them to be included in the Company's Proxy Statement and Proxy form relating to such meeting. The Company anticipates that its next annual meeting will be held in June 1996.

                                 OTHER MATTERS

  The Company has enclosed with this Proxy Statement a copy of the Annual Report to Stockholders for the year ended December 31, 1994.

  Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

  Stockholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.

                                           By order of the Board of Directors
                                                          LOGO
                                                  /S/ ROBERT C. HEWITT
                                                    Robert C. Hewitt
                                                        Secretary

Irvine, California
May 3, 1995

                                   EXHIBIT A

                            THE NEWPORT CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

  This EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is hereby established by NEWPORT CORPORATION (the "Company") effective January 1, 1995 (the "Effective Date").

                                   ARTICLE I

                              PURPOSE OF THE PLAN

  1.1 PURPOSE. The Company has determined that it is in its best interests to provide an incentive to attract and retain employees and to increase employee morale by providing a program through which employees may acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company ("Company Stock"). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The provisions of the Plan are to be construed in a manner consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

                                  ARTICLE II

                                  DEFINITIONS

  2.1 COMPENSATION. "Compensation" means the amount indicated on the Form W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Internal Revenue Code of 1986, issued to an employee by the Company.

  2.2 EMPLOYEE. "Employee" means each person currently employed by the Company or any of its operating subsidiaries on a full time basis (persons who average at least thirty hours per week), any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company and any person qualifying as a common law employee of the Company.

  2.3 EFFECTIVE DATE. "Effective Date" means January 1, 1995.

  2.4 5% OWNER. "5% Owner" means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

  2.5 GRANT DATE. "Grant Date" means the first day of each Offering Period (January 1, April 1, July 1 and October 1) under the Plan.

  2.6 PARTICIPANT. "Participant" means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

  2.7 PLAN YEAR. "Plan Year" means the twelve consecutive month period ending on December 31.

  2.8 OFFERING PERIOD. "Offering Period" means the three consecutive month periods coinciding with the calendar quarter (January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31) each Plan Year.

  2.9 PURCHASE DATE. "Purchase Date" means the last day of each Offering Period (March 31, June 30, September 30 or December 31).

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

  3.1 ELIGIBILITY. Each Employee of the Company who has completed a year of employment with the Company on the Effective Date may become a Participant in the Plan on the Effective Date. All other Employees of the Company may become a participant in the Plan on the Grant Date coincident with or next following his completion of one year of employment with the Company.

  3.2 PARTICIPATION. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Human Resources Department of the Company of a subscription agreement provided by the Company (the "Subscription Agreement") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant's Subscription Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under
Article VIII or by the filing of a new Subscription Agreement providing for a change in the Participant's payroll deduction rate under Section 5.2.

  3.3 SPECIAL RULES. Under no circumstances shall:

    (a) A 5% Owner be granted a right to purchase Company Stock under the Plan; or

    (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceeds an amount equal to the Aggregate Maximum. "Aggregate Maximum" means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Grant Date) during each Plan Year.

                                  ARTICLE IV

                               OFFERING PERIODS

  4.1 OFFERING PERIODS. The initial grant of the right to purchase Company Stock under the Plan shall commence on the Effective Date and terminate on the next Purchase Date. Thereafter, the Plan shall provide for Offering Periods commencing on each Grant Date and terminating on the next following Purchase Date.

                                   ARTICLE V

                              PAYROLL DEDUCTIONS

  5.1 PARTICIPANT ELECTION. Upon the Subscription Agreement, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole dollar amounts of Compensation, not to exceed 15% of Compensation for any Plan Year. The amount so designated upon the Subscription Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

  5.2 CHANGES IN ELECTION. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in
Article VIII. A Participant may decrease the rate of payroll deductions at any time during any Offering Period by completing and delivering to the Human Resources Department of the Company a new Subscription Agreement setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Human Resources Department a new Subscription Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Subscription Agreement.

  5.3 PARTICIPANT ACCOUNTS. The Company shall establish and maintain a separate account ("Account") for each Participant. The amount of each Participant's payroll deductions shall be credited to his Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

                                  ARTICLE VI

                           GRANT OF PURCHASE RIGHTS

  6.1 RIGHT TO PURCHASE SHARES. On each Grant Date, each Participant shall be granted a right to purchase at the price determined under Section 6.2 that number of shares and partial shares of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his Account. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, such amounts shall remain in the Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

  6.2 PURCHASE PRICE. The purchase price for any Offering Period shall be the lesser of:

    (a) 85% of the Fair Market Value of Company Stock on the Grant Date; or

    (b) 85% of the Fair Market Value of Company Stock on the Purchase Date.

  6.3 FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Company Stock, determined as follows:

    (a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market System or such exchange on the next preceding day on which a sale occurred.

  (b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

  (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

                                  ARTICLE VII

                               PURCHASE OF STOCK

  7.1 PURCHASE OF COMPANY STOCK. Absent an election by the Participant to terminate and have his or her Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of shares and partial shares of Company Stock at the purchase price determined under
Section 6.2 above as can be purchased with the amounts held in each Participant's Account. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period.

  7.2 DELIVERY OF COMPANY STOCK.

  (a) Company Stock acquired under the Plan may either be issued directly to Participants or may be issued to a contract administrator ("Administrator") engaged by the Company to administer the Plan under Article IX. If the Company Stock is issued in the name of the Administrator, all Company Stock so issued ("Plan Held Stock") shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants which shall reflect each Participant's interest in the Plan Held Stock. Such accounts shall reflect the number of whole and partial shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

  (b) Any Participant may elect to have the Company Stock purchased under the Plan from his or her Account be issued directly to the Participant. Any election under this paragraph shall be on the forms provided by the Company and shall be issued in accordance with paragraph (c) below.

  (c) In the event that Company Stock under the Plan is issued directly to a Participant, the Company will deliver to each Participant a stock certificate or certificates issued in his name for the number of shares of Company Stock purchased as soon as practicable after the Purchase Date. Where Company Stock is issued under this paragraph, only full shares of stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

                                 ARTICLE VIII

                                  WITHDRAWAL

  8.1 IN SERVICE WITHDRAWALS. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Human Resources Department for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, that Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period and the next succeeding Offering Period, but may then be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new Subscription Agreement to the Committee.

  8.2 TERMINATION OF EMPLOYMENT.

  (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

  (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

  (c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant and no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

                                  ARTICLE IX

                              PLAN ADMINISTRATION

  9.1 PLAN ADMINISTRATION.

  (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors (the "Board") for the Company, or a committee ("Committee") thereof. The Board or Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

  (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or Committee shall have the following powers and authority:

      (i) To designate agents to carry out responsibilities relating to the Plan;

      (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

      (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

      (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

  (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

  9.2 LIMITATION ON LIABILITY. No Employee of the Company nor member of the Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.

                                   ARTICLE X

                                 COMPANY STOCK

  10.1 LIMITATIONS ON PURCHASE OF SHARES. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 250,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be either purchased in broker's transactions in accordance with the requirements of federal securities laws or issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable or purchasable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

  10.2 VOTING COMPANY STOCK. The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

  10.3 REGISTRATION OF COMPANY STOCK. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

  10.4 CHANGES IN CAPITALIZATION OF THE COMPANY. Subject to any required action by the shareholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

  10.5 MERGER OF COMPANY. In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

                                  ARTICLE XI

                             MISCELLANEOUS MATTERS

  11.1 AMENDMENT AND TERMINATION. The Plan shall terminate on December 31, 2004. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the shareholders of the Company if such amendment would:

    (a) Increase the number of shares of Company Stock that may be issued under the Plan;

    (b) Materially modify the requirements as to eligibility for participation in the Plan; or

    (c) Materially increase the benefits which accrue to Participants under the Plan.

  11.2 SHAREHOLDER APPROVAL. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the shareholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

  11.3 BENEFITS NOT ALIENABLE. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Article VIII.

  11.4 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

  11.5 GOVERNING LAW. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.

  11.6 NON-BUSINESS DAYS. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

  11.7 COMPLIANCE WITH SECURITIES LAWS. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to insure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b-3 of the Securities Exchange Act of 1934.

  IN WITNESS WHEREOF, NEWPORT CORPORATION has caused this instrument to become effective as of January 1, 1995.

                                          NEWPORT CORPORATION

                                          By:__________________________________

                              NEWPORT CORPORATION
                  1791 DEERE AVENUE, IRVINE, CALIFORNIA 92714
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS-JUNE 7, 1995
         (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

  The undersigned hereby appoint RICHARD E. SCHMIDT and ROBERT C. HEWITT, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated below, all of the shares of Newport Corporation (the "Company") standing in the name of the undersigned on April 19, 1995, at the Annual
Meeting of Stockholders of the Company to be held on Wednesday, June 7, 1995, at 10:00 a.m. at the Company's Corporate Headquarters, 1791 Deere Avenue, Irvine, California 92714, and any adjournment thereof.

(1) ELECTION OF DIRECTORS.

    [_]  FOR NOMINEE LISTED BELOW         [_]  WITHHOLD AUTHORITY
         (EXCEPT AS MARKED TO                  to vote for nominees listed below
         THE CONTRARY)

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
                  Class III: R. Jack Aplin   Robert L. Guyett

(2) PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                   [_]  FOR    [_]  AGAINST    [_]  ABSTAIN

(3) PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1995.

                   [_]  FOR    [_]  AGAINST    [_]  ABSTAIN

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1,2 and 3.


                                          Dated: ________________________, 1995


                                          -------------------------------------
                                                        Signature

                                          -------------------------------------
                                                 Social Security Number

                                          -------------------------------------
                                                Signature if Held Jointly

                                          -------------------------------------
                                                 Social Security Number
                                                     of Joint Holder

                                          Please sign exactly as name appears
                                          to the left. When signing as execu-
                                          tor, administrator, attorney,
                                          trustee or guardian, please give
                                          full title as such. If a corpora-
                                          tion, please sign in full corporate
                                          name by president or other autho-
                                          rized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person. Social security
                                          numbers are required to be furnished
                                          under authority of law.

NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.